TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica Global Bond

The following information supplements and amends information concerning Transamerica Global Bond:

The Board of Trustees of Transamerica Funds has approved the liquidation of Transamerica Global Bond effective on or about December 2, 2016. Effective October 31, 2016, purchases of shares in Transamerica Global Bond will no longer be accepted. In order to achieve an orderly liquidation, all or a significant portion of the fund’s assets will be converted into cash, U.S. Government securities and other short-term debt instruments. After that conversion, the fund will no longer be pursuing its stated investment objective.

Prior to the fund’s liquidation, shareholders may exchange their fund shares for shares of the same class of another fund within Transamerica Funds without the imposition of any applicable initial sales charge. Any applicable contingent deferred sales charge will continue to be measured from the date of your original purchase of shares. Redemption of shares of the fund on or after October 31, 2016 and prior to the liquidation will not be subject to a contingent deferred sales charge. All shares of the fund outstanding on the liquidation date will be automatically redeemed on that date. Such redemptions will not be subject to any sales charges including contingent deferred sales charges.

Effective upon the consummation of the liquidation on or about December 2, 2016, Transamerica Global Bond is deleted in its entirety from the Prospectuses and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

September 21, 2016